OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Prospectus Supplement dated October 21, 2013

This supplement amends the Prospectus of each of the above-referenced funds (each a “Fund”), and is in addition to any other supplements.

The Prospectus of each Fund is revised as follows:

The following is added to the Prospectus under the section “MORE ABOUT YOUR ACCOUNT” – “The Price of Fund Shares” - “Net Asset Value”:

The current net asset value per share of the Fund is available on our website at www.oppenheimerfunds.com.

October 21, 2013	PS0000.089